EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Lawrence A. Consalvi, Chief Executive Officer, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of Gateway International Holdings, Inc., for the fiscal years ended September 30, 2003 and 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in the Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Gateway International Holdings, Inc.



By: /s/
    -----------------------
Name:  Lawrence A. Consalvi
Title: Chief Executive Officer
Date: June __, 2005